








































































                                     EXHIBIT 10.51














































                  57
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                  58
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                                    PROMISSORY NOTE

$30,000,00
  New York, New York

        May 17, 1994

1.  FOR VALUE RECEIVED, HARMAN INTERNATIONAL INDUSTRIES, INC., JBL
INCORPORATED, AKG
ACOUSTICS, INC., STUDER EDITECH, CORP., HARMAN KARDON, INC., HARMAN
MOTIVE, INC., INFINITY
SYSTEMS, INC., JBL PROFESSIONAL INC., NORTHRIDGE MANUFACTURING
GROUP, EPICURE PRODUCTS,
INC., PYLE INDUSTRIES, INC., DOD ELECTRONICS CORPORATION, HARCO
PROPERTIES, INC., FOSGATE,
INC., LEXICON, INC. AND HARMAN INVESTMENT COMPANY, INC.
(individually a "Borrower" and
collectively the "Borrowers"), jointly and severally, by this promissory note (the "Note") promises to pay to the order of CHEMICAL BANK (the "Bank") the principal amount of THIRTY
MILLION ($30,000,000.00) DOLLARS (the "Facility") or the aggregate unpaid principal amount of all advances (individually and "Advance" and collectively
"Advances"), made by the Bank
to the Borrowers or any of them and recorded on the schedules attached hereto, whichever is less, as selected by the Borrowers as follows:

      (a) Advances made available by the Bank to a Borrower at the Lending Office and to pay interest on each such Advance on the date indicated on Schedule
A attached hereto and
made a part hereto at a rate per annum which may be fixed for an Interest Period. The rate to be charged on each such Advance shall be .75% above the rate per annum, adjusted as provided in the last sentence of this paragraph (a), at which U.S. dollar deposits are offered to the Lending Office in the interbank eurodollar market in which such Lending
Office customarily deals as a 10:00 a.m., local time of such Lending Office, two Working
Days prior to the date of such Advance in an amount equal to the amount of such Advance for delivery on the date of such Advance for the number of days such Advance will be outstanding. The interest rate determined hereunder shall be adjusted by dividing such interest rate by the number equal to 1.00 minus the blended rate
(expressed as a decimal
fraction) of reserves which are required to be maintained (or which will be required to be maintained), under Regulation D of the Board of Governors of the Federal Reserve System
(as in effect on the date of determination of such interest rate), against "Eurocurrency liabilities" (as such term is defined in Regulation D) from time to time during the period for which the interest rate is determined;

      (b) Advances made available by the Bank to a Borrower, at the Bank's office located at 270 Park Avenue, New York, New York and to pay interest on each such Advance at the
Bank's Prime Rate; and

      (c) Advances made available at the Negotiated Rate; made available by the Bank to a Borrower at the Bank's office located at 270 Park Avenue, New
York, New York.





















                  59

      (d)  Definitions:
      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which the Bank is authorized to close under the laws of the State of New
York.

      "Domestic Dollar Rate" shall mean the rate of interest described in paragraph (b) or (c) above.

      "Domestic Dollar Loan(s)" shall mean Advance(s) made pursuant to paragraph (b) or (c) above.

      "Eurodollar Rate" shall mean the rate of interest described in paragraph (a) above.

      "Eurodollar Rate Loan(s)" shall mean Advance(s) made pursuant to paragraph (a) above.

      "Fixed Rate Loan" shall mean a Eurodollar Rate Loan or a
Negotiated Rate Loan.

      "Interest Period" shall mean with respect to each Eurodollar
Rate Loan, the period
beginning on the borrowing date of such Eurodollar Rate Loan and ending one, two or three months thereafter.

      "Lending Office" shall mean the Bank's eurodollar lending office designated by the Bank with respect to a Eurodollar Rate Loan.

      "Negotiated Rate" shall mean the fixed rate of interest per annum set by the Bank for a specified period of time for any particular Advance.

      "Negotiated Rate Loan" shall mean an Advance(s) at the Negotiated Rate.

      "Prime Rate" shall mean the rate of interest as is publicly announced by the Bank at its principal office from time to time as its Prime Rate, adjusted as of the date of each such change.

      "Prime Rate Loans" shall mean Advance(s) made pursuant to paragraph (b) above.

      "Working Day" shall mean any day on which dealings in currencies and exchange between banks may be carried on in New York, New York, the place where the Lending Office is located and the place where the relevant eurodollar market is located.

   2. If all or a portion of any Advance hereunder shall not be paid when due (whether as stated, by acceleration or otherwise), such Advance, if a Eurodollar Rate Loan or a Negotiated
Rate Loan shall be converted to a Domestic Dollar Loan at the end of the Interest Period applicable thereto, and the overdue principal amount shall bear interest at a rate per annum which is 2% above the rate which would otherwise be applicable hereunder.

   3. Each Advance made pursuant to Paragraphs 1(a) and 1(c) of this Note shall be in a principal amount of not less than $500,000. Each Advance made pursuant to Paragraph 1(b) of this Note shall be in a principal amount of not less than $100,000.














                       60

   4. Advances made pursuant to Paragraphs 1(a) or 1(c) of this Note may not be prepaid without the prior written consent of the Bank. All or any portion of Prime Rate Loans may be repaid at any time and from time to time.

   5. If the Bank determines that circumstances affect the interbank eurodollar market make it impracticable to ascertain the interest rate applicable for any Interest Period or impossible to lend at the Eurodollar Rate, the Bank shall promptly notify the Borrowers of such determination and, until such notice is withdrawn, any subsequent Advance shall be a
Prime Rate Loan.

   6. Each Advance hereunder, the rate charged thereon, and the maturity date, if applicable, shall be noted on the schedules attached hereto and made a part hereof. This Note shall be used to record all payments of principal made hereunder until it is surrendered to the
Borrowers by the Bank. The failure of the Bank, however, to record any advance shall not relieve the Borrowers of their obligation to repay such Advance with interest thereon as provided herein.

   7.  The total amounts advanced to the Borrowers by the Bank shall not exceed $30,000,000
at any time.  The total amount advanced by the Bank hereunder shall be decreased by:  (a) the
aggregate outstanding principal amount of the United States dollar equivalent, as determined
by the Bank in its sole discretion, of any Japanese yen overdrafts by Harman Kardon, Inc.
honored by the Tokyo branch of the Bank; (b) the aggregate
outstanding face amount of letters
of credit issued by the Bank for the account of Harman Kardon,
Inc., Epicure Products, Inc.,
Infinity Systems, Inc. or JBL, Incorporated, AKG Acoustics, Inc.,
Studer Editech, Corp., JBL
Professional Inc., Harman Motive, Northridge Manufacturing Group,
Lexicon, Inc. and DOD
Electronics Corporation plus the aggregate outstanding amount of drafts drawn thereunder for
which the Bank has not been reimbursed; (c) the aggregate
outstanding principal amount of the
United States dollar equivalent, as determined by the Bank in its sole discretion, of any
Danish Kroner borrowings under a certain grid note dated August 16,
1993 executed by JBL,
Incorporated payable to the Bank; and (d) the aggregate outstanding principal amount of the
United States dollar equivalent, as determined by the Bank in its sole discretion, of any
Japanese Yen borrowings under a certain grid note dated May 17,
1994 executed by JBL,
Incorporated payable to the Bank.

   8. Advances shall be credited to any account of the Borrower requesting such Advance maintained at the Bank and the Bank's records shall be conclusive evidence thereof.

   9. Interest on Domestic Dollar Loans shall be payable monthly on the first day of each month on the first day of each month and upon payment or prepayment in full of the unpaid principal amount thereof. Interest on Eurodollar Rate Loans shall be payable on the maturity date of each such Advance and upon payment in full of the unpaid principal amount thereof.
The principal amount of all Prime Rate Loans shall be payable on demand. The principal amount of all Eurodollar Rate Loans or Negotiated Rate shall be payable on the maturity date of each such Advance.





























                       61

   10. If any Domestic Dollar Loan payment becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of New York, the maturity thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. If any Eurodollar rate Loan payment becomes due and payable on a day which is not a Working Day, such payment shall be made on, and interest payable to, the succeeding Working Day, unless the succeeding
Working Day shall fall in the
succeeding calendar month, in which event such payment shall be made on the preceding Working
Day, and any relevant Interest Period shall be adjusted accordingly by the Bank.

   11. Interest on Domestic Dollar Loans shall be computed on the basis of a 365 day year for the actual number of days elapsed. Interest on Eurodollar Rate
Loans shall be computed on the
basis of a 360 day year for the actual number of days elapsed.

   12. All payments to be made hereunder by the Borrowers shall be made in immediately available funds at the office of the Bank located at 270 Park
Avenue, New York, New York in
the case of Domestic Dollar Loans at the office of the Bank located at 4 New York Plaza, New
York, New York in the case of Eurodollar Rate Loans.

   13(a). If any existing or future applicable law, regulation or directive, or any change therein or in the interpretation thereof, or compliance by the Bank with any request (whether or not having the force of law) of any relevant central bank or other comparable agency, subjects the Bank to any tax of any kind whatsoever with respect to this Note or changes the basis of taxation of payments to the Bank of principal, interest or any other amount payable hereunder (except for changes in the rate of any tax presently imposed on the Bank) or imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Bank which are not otherwise included in the determination of the Eurodollar Rate hereunder, or imposes on the Bank any other condition with respect to the Eurodollar market, the certificate of deposit market, this Note or the Advances evidenced hereby, and the result of any of the foregoing is to increase the cost to the Bank of maintaining Advances or credit hereunder or to reduce any amount receivable in respect thereof, then the Borrowers and each of them agree to pay to the Bank, upon demand, additional amounts which will compensate the
Bank for such increased cost or reduced amount receivable as determined by the Bank with respect to this Note. The Bank's certificate as to any additional amounts payable pursuant to the preceding sentence shall be conclusive as to the amounts due in the absence of manifest error or protest of any such payment by the Borrowers.

   (b) If after the date hereof, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) or any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Borrowers shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. The Bank will promptly notify the Borrowers of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this Paragraph 13(b).





















                       62

   (c) The Borrowers shall reimburse the Bank on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by any prepayment or conversion of any Fixed Rate Loan required or permitted by any provision of this Note, in each case if such Advance is prepaid or converted other than on the last day of an interest period for such
Advance. The Borrowers further agree to reimburse the Bank on demand for any loss incurred or to be incurred by it in the reemployment of the funds released by any refusal by the
Borrowers to accept any requested Fixed Rate Loan or any requested continuation thereof or conversation thereto. If any prepayment hereunder makes it necessary to apply any principal installment payment on the Note to interest due pursuant to a Fixed
Rate Loan, with an
interest period extending beyond the date of such installment payment, the Borrowers shall reimburse the Bank upon demand for any loss incurred or to be incurred by the Bank (determined in accordance with the immediately preceding sentence and based on whether such prepayment was voluntary or required) in the reemployment of funds realized on such installment payment and applied to such Fixed Rate Loan.

   14. The Borrowers agree to pay all of the Bank's costs and out-of-pocket expenses
(including, without limitation, reasonable fees and disbursements of counsel) arising in connection with the enforcement of, and preservation of rights under, this Note.

   15. The Borrowers agree to indemnify the Bank for, and to hold the Bank harmless from, any loss or expense which the Bank may sustain or incur as a consequence of the default by the Borrowers in payment of the principal amount of, or interest on, this Note, including any interest payment by the Bank to lenders of funds borrowed by it in order to make or maintain any Advance evidenced hereby. This covenant shall survive payment of this Note.

   16. Upon the occurrence, with respect to any Borrower, or any endorser or guarantor of the
Note, of any of the following: default in payment of this Note or any other monetary obligation of any nature or description to Bank (collectively the "Obligations"); calling a meeting of any creditors; filing of a voluntary or involuntary petition under the Federal
Bankruptcy Code which, in the case of an involuntary petition, is not dismissed, discharged or bonded within 60 days; insolvency; failure to pay or remit any tax when assessed or due unless contested in good faith and by appropriate proceedings;
dissolution; suspension or
liquidation of usual business; failing to furnish financial information to the Bank or to permit inspection of books or records by the Bank; making any misrepresentations to the Bank in obtaining credit; or, in the Bank's opinion, material impairment of financial responsibility of any of them; then the Obligations shall be due and payable immediately without notice or demand.

   17. The Bank shall have a continuing right of set-off on deposits (general and special) and credits with Bank of every Borrower and endorser, and may apply all or part of same to the Obligations (whether contingent or unmatured), at any time or times, without notice.

   18. The Borrower hereby irrevocably (a) submits, in any legal proceeding relating to this
Note, to the non-exclusive jurisdiction of any state or United
States court of competent
jurisdiction sitting in the State of New York and agrees to suit being brought in any such court, (b) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by telex, to the Borrowers at the following address:

         Harman International Industries, Inc.
         8500 Balboa Blvd.
         Northridge, CA  91329
         Attn:  Bernard A. Girod





















                       63

and (c) agrees that nothing contained herein shall affect the Bank's right to effect service of process in any other manner permitted by law.

   19. This Note shall be governed by and construed in accordance with the laws of the State of New York.

                  HARMAN INTERNATIONAL INDUSTRIES, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  JBL INCORPORATED

                  By: /s/ Bernard A. Girod
                  Title: President


                  JBL PROFESSIONAL, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  HARMAN KARDON, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  HARMAN MOTIVE, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  INFINITY SYSTEMS, INC.

                  By: /s/ Bernard A. Girod
                  Title: President

































                       64

                  AKG ACOUSTICS, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  STUDER EDITECH, CORP.

                  By: /s/ Bernard A. Girod
                  Title: President


                  EPICURE PRODUCTS, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  PYLE INDUSTRIES, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  HARCO PROPERTIES, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  HARMAN INVESTMENT COMPANY, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  DOD ELECTRONICS CORPORATION

                  By: /s/ Bernard A. Girod
                  Title: President




                  FOSGATE, INC.

                  By: /s/ Bernard A. Girod
                  Title: President


                  LEXICON, INC.
                  By: /s/ Bernard A. Girod_
                  Title: President


                  HARMAN MOTIVE

                  By: /s/ Bernard A. Girod
                  Title: President














                       65

                  NORTHRIDGE MANUFACTURING GROUP

                  By: /s/ Bernard A. Girod
                  Title: President




































































                       66

                                         SCHEDULE A

                                (1(a) (Eurodollar Rate Loans)

                                     Interest Amount of  Unpaid
Date of  Name of  Amount of Maturity  Rate Per Principal
Notation
Advance  Borrower  Advance      Date    Annum   Paid  Balance  Made
By
































































                       67


                                         SCHEDULE B

                                     (1(b) (Prime Loans)

                              Amount of         Unpaid
Date of  Name of  Amount of         Principal         Principal
Notation
Advance  Borrower    Advance         Paid             Balance
Made By

































































                       68

                                       PROMISSORY NOTE


Danish Kroner (See Attached Schedule)
New York, New York
                                                      May 17, 1994


   1. JBL, INCORPORATED (the "Borrower"), by this promissory note
(the "Note") promises to
pay to the order of CHEMICAL BANK (the "Bank") the aggregate unpaid principal amount of all advances (individually an "Advance" and collectively "Advances"), made by the Bank to the Borrower and recorded on the schedule attached hereto, as follows:

      Advances made available by the Bank to the Borrower at the Lending Office and to pay
      interest on each such Advance on the dates indicated on Schedule A attached hereto and made a part hereof at a rate per annum which may be fixed for an Interest Period.
      The rate to be charged on each Advance shall be .75% above the rate per annum, adjusted as provided in the last sentence of this paragraph, in the interbank eurocurrency market in which such Lending Office customarily deals as at 10:00 a.m., local time of such Lending Office, two Working Days prior to the date of such Advance in an amount equal to the amount of such Advance for delivery on the date of such
      Advance for the number of days such Advance will be outstanding. The interest rate determined hereunder shall be adjusted by dividing such interest rate by the number equal to 1.00 minus the blended rate (expressed as a decimal fraction) of reserves which are required to be maintained (or which will be required to be maintained), under Regulation D of the Board of Governors of the Federal
Reserve System (as in
      effect on the date of determination of such interest rate), against "Eurocurrency liabilities" (as such term is defined in Regulation D) from time to time during the period for which the interest rate is determined;

   "Eurokroner Rate" shall mean the rate of interest described in paragraph 1 hereof.

   "Interest Period" shall mean with respect to each Advance hereunder, the period beginning on the borrowing date of such Advance and ending two, three and six months thereafter.

   "Lending Office" shall mean the Bank's eurocurrency lending office designated by the
Bank with respect to an Advance hereunder.





































                       69


   "Reserve Percentage" shall mean for any day, that percentage
(expressed as a decimal)
which is in effect on such day, as prescribed by the Board of Governors of the Federal
Reserve System (or any successor), for determining the reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the relevant Interest Period for any advance and in an amount of
$100,000 or more.

   "Working Day" shall mean any day on which dealings in currencies and exchange between banks may be carried on in New York, New York, the place where the relevant Lending Office is located and the place where the relevant eurocurrency market is located.

   2. Each Advance made hereunder shall be in a principal amount of not less than the
Danish Kroner equivalent of U.S. Dollars $100,000, as the Bank shall determine in its sole discretion.

   3. Advances made hereunder may not be prepaid without the prior written consent of the
Bank.

   4. If the Bank determines that circumstances affecting the interbank eurocurrency market make it impracticable to ascertain the interest rate applicable for any Interest
Period or impossible to lend at the Eurokroner Rate, the Bank shall promptly notify the
Borrower of such determination and, if such notice is not withdrawn by the last day of such Interest Period prepay the outstanding principal of the affected
Advance plus accrued
interest thereon in full.

   5. Each advance hereunder, the rate charged thereon, and the maturity date, if applicable shall be noted on the schedule attached hereto and made a part hereof. This
Note shall be used to record all payments of principal made hereunder until it is surrendered to the Borrower by the Bank. The failure of the Bank, however, to record any
Advance shall not relieve the Borrower of its obligation to repay such Advance with
Interest thereon as provided herein.

   6. The obligation of the Borrower hereunder to make payments in Danish Kroner shall not be discharged or satisfied by any tender or recovery pursuant to any judgement expressed in or converted into any other currency except to the extent that such tender or recovery results in the effective receipt by the Bank (and the Bank shall have an additional legal claim) for any difference between such full amount and the amount effectively received by the Bank pursuant to any such tender or recovery. The Bank's determination of amounts effectively received by it shall be conclusive.





























                       70


   7. Advances shall be credited to any account of the Borrower requesting such Advance maintained at the Bank and the Bank's records shall be conclusive evidence thereof.

   8. Interest on Advances hereunder shall be payable at the maturity of each such
Advance, on the ninetieth day of any Interest Period of 6 months and upon payment in full of the unpaid principal amount thereof. The principal amount of Advances hereunder shall be payable at the maturity date of each such Advance.

   9. If any payment on any Advances becomes due and payable on a day which is not a
Working Day, such payment shall be made on, and interest payable to, the succeeding Working
Day, unless the succeeding Working Day shall fall in the succeeding calendar month, in which event such payment shall be made on the preceding Working
Day, and any relevant
Interest Period shall be adjusted accordingly by the Bank.

   10. Interest on Advances made hereunder shall be computed on the basis of a 360 day year for the actual number of days elapsed.

   11. All payments to be made hereunder shall be in immediately available funds in Danish
Kroner at such banking institution in Denmark as the Bank may designate, for the account of the Nassau, Bahamas branch of the Bank, or such other Lending
Office as the Bank may
designate from time to time.

   12. The Borrower agrees to indemnify Bank for, and hold Bank harmless from, any present or future claim or liability for any registration charge or any stamp, excise or other similar taxes and any penalties or interest with respect thereto, which may be imposed by any jurisdiction in connection with this Note or enforcement thereof.

   13. (a) If any existing or future applicable law, regulation or directive, or any change therein or in the interpretation thereof, or compliance by the Bank with any request
(whether or not having the force of law) of any relevant central bank or other comparable agency, subjects the Bank to any tax of any king whatsoever with respect to this Note or changes the basis of taxation of payments to the Bank of principal, interest or any other amount payable hereunder (except for changes in the rate of any tax presently imposed on the Bank) or imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Bank which are not otherwise included in the determination of the
Eurokroner rate, or imposes on the Bank any other condition with respect to the eurocurrency market, this Note or the Advances evidenced hereby, and the result of any of the foregoing is to increase the cost to the Bank of maintaining
Advances or credit
hereunder or to reduce any amount receivable in respect thereof, then the Borrower agrees to pay to the Bank, upon demand, additional amounts which will compensate the Bank for such






























                       71

increased cost or reduced amount receivable as determined by the Bank with respect to this
Note. The Bank's certificate as to any additional amounts payable pursuant to the preceding sentence shall be conclusive as to the amounts due in the absence of manifest error or protest of any such payment by the Borrower.

      (b) If after the date hereof, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) or any such authority, central bank or agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance
(taking into consideration
the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. The Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this Paragraph 13(b).

   14. The Borrower agrees to pay all of the Bank's costs and out-of-pocket expenses
(including, without limitation, reasonable fees and disbursements of counsel) arising in connection with the enforcement of, and preservation of rights under, this Note.

   15. The Borrower agrees to indemnify the Bank for, and to hold the Bank harmless from, any loss or expense which the Bank may sustain or incur as a consequence of the default by the Borrower in payment of the principal amount of, or interest on, this Note, including any interest payment by the Bank to lenders of funds borrowed by it in order to make or maintain the loan evidenced hereby. This covenant shall survive payment of this Note.

   16. Upon the occurrence, with respect to any Borrower, or any endorser or guarantor of the Note, of any of the following: default in payment of this Note or any other monetary obligation of any nature or description to Bank (collectively the "Obligations"); calling a meeting of any creditors; filing of a voluntary or involuntary petition under the Federal
Bankruptcy Code which, in the case of an involuntary petition, is not dismissed, discharged or bonded within 60 days; insolvency; failure to pay or remit any tax when assessed or due unless contested in good faith and by appropriate proceedings;
dissolution; suspension or
liquidation of usual business; failing to furnish financial information to the Bank or to permit inspection of books or records by the Bank; making any misrepresentations to the
Bank in obtaining credit; or, in the Bank's opinion, material impairment of financial responsibility of any of them; then the Obligations shall be due and payable immediately without notice or demand.



























                       72



   17. The Bank shall have a continuing right of set-off on deposits (general and special) and credits with Bank of every Borrower and endorser, and may apply all or part of same to the Obligations (whether contingent or unmatured), at any time or times, without notice.

   18. The Borrower hereby irrevocably (a) submits, in any legal proceeding relating to this Note, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of New York and agrees to suit being brought in any such court, (b) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by telex, to the Borrower at the following address:

      JBL, Incorporated
      8500 Balboa Boulevard
      Northridge, CA 91329

and (c) agrees that nothing contained herein shall affect the Bank's right to effect service of process in any other manner permitted by law.

   19. This Note shall be governed by and construed in accordance with the laws of the
State of New York.

                              JBL INCORPORATED

                              By: /s/ Bernard A. Girod
                              Title:_President____________














































                       74

                                         SCHEDULE A

                                          ADVANCES

                                              Interest  Amount of
  Unpaid
 Date of     Name of    Amount of   Maturity  Rate Per  Principal
 Principal Notation
Principal   Borrower     Advance      Date     Annum       Paid
 Balance    Made By

































































                       75

                                       PROMISSORY NOTE


Japanese Yen (See Attached Schedule)
New York, New York
                                                      May 17, 1994


   1.  JBL, INCORPORATED (the "Borrower"), by this promissory note
(the "Note") promises to
pay to the order of CHEMICAL BANK (the "Bank") the aggregate unpaid principal amount of all advances (individually an "Advance" and collectively "Advances"), made by the Bank to the Borrower and recorded on the schedule attached hereto, as follows:

      Advances made available by the Bank to the Borrower at the Lending Office and to pay
      interest on each such Advance on the dates indicated on Schedule A attached hereto and made a part hereof at a rate per annum which may be fixed for an Interest Period.
      The rate to be charged on each Advance shall be .75% above the rate per annum, adjusted as provided in the last sentence of this paragraph, in the interbank eurocurrency market in which such Lending Office customarily deals as at 10:00 a.m., local time of such Lending Office, two Working Days prior to the date of such Advance in an amount equal to the amount of such Advance for delivery on the date of such
      Advance for the number of days such Advance will be outstanding. The interest rate determined hereunder shall be adjusted by dividing such interest rate by the number equal to 1.00 minus the blended rate (expressed as a decimal fraction) of reserves which are required to be maintained (or which will be required to be maintained), under Regulation D of the Board of Governors of the Federal
Reserve System (as in
      effect on the date of determination of such interest rate), against "Eurocurrency liabilities" (as such term is defined in Regulation D) from time to time during the period for which the interest rate is determined;

   "Euroyen Rate" shall mean the rate of interest described in paragraph 1 hereof.

   "Interest Period" shall mean with respect to each Advance hereunder, the period beginning on the borrowing date of such Advance and ending two, three and six months thereafter.

   "Lending Office" shall mean the Bank's eurocurrency lending office designated by the
Bank with respect to an Advance hereunder.



































                       76


   "Reserve Percentage" shall mean for any day, that percentage
(expressed as a decimal)
which is in effect on such day, as prescribed by the Board of Governors of the Federal
Reserve System (or any successor), for determining the reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the relevant Interest Period for any advance and in an amount of
$100,000 or more.

   "Working Day" shall mean any day on which dealings in currencies and exchange between banks may be carried on in New York, New York, the place where the relevant Lending Office is located and the place where the relevant eurocurrency market is located.

   2. Each Advance made hereunder shall be in a principal amount of not less than the
Japanese Yen equivalent of U.S. Dollars $100,000, as the Bank shall determine in its sole discretion.

   3. Advances made hereunder may not be prepaid without the prior written consent of the
Bank.

   4. If the Bank determines that circumstances affecting the interbank eurocurrency market make it impracticable to ascertain the interest rate applicable for any Interest
Period or impossible to lend at the Eurokroner Rate, the Bank shall promptly notify the
Borrower of such determination and, if such notice is not withdrawn by the last day of such Interest Period prepay the outstanding principal of the affected
Advance plus accrued
interest thereon in full.

   5. Each advance hereunder, the rate charged thereon, and the maturity date, if applicable shall be noted on the schedule attached hereto and made a part hereof. This
Note shall be used to record all payments of principal made hereunder until it is surrendered to the Borrower by the Bank. The failure of the Bank, however, to record any
Advance shall not relieve the Borrower of its obligation to repay such Advance with
Interest thereon as provided herein.

   6. The obligation of the Borrower hereunder to make payments in Japanese Yen shall not be discharged or satisfied by any tender or recovery pursuant to any judgement expressed in or converted into any other currency except to the extent that such tender or recovery results in the effective receipt by the Bank of the full amount of Japanese Yen payable hereunder and the Borrower shall indemnify the Bank (and the Bank shall have an additional legal claim) for any difference between such full amount and the amount effectively received by the Bank pursuant to any such tender or recovery. The
Bank's determination of
amounts effectively received by it shall be conclusive.































                       77

   7. Advances shall be credited to any account of the Borrower requesting such Advance maintained at the Bank and the Bank's records shall be conclusive evidence thereof.

   8. Interest on Advances hereunder shall be payable at the maturity of each such
Advance, on the ninetieth day of any Interest Period of 6 months and upon payment in full of the unpaid principal amount thereof. The principal amount of Advances hereunder shall be payable at the maturity date of each such Advance.

   9. If any payment on any Advances becomes due and payable on a day which is not a
Working Day, such payment shall be made on, and interest payable to, the succeeding Working
Day, unless the succeeding Working Day shall fall in the succeeding calendar month, in which event such payment shall be made on the preceding Working
Day, and any relevant
Interest Period shall be adjusted accordingly by the Bank.

   10. Interest on Advances made hereunder shall be computed on the basis of a 360 day year for the actual number of days elapsed.

   11. All payments to be made hereunder shall be in immediately available funds in
Japanese Yen at such banking institution in Japan as the Bank may designate, for the account of the Nassau, Bahamas branch of the Bank, or such other
Lending Office as the Bank
may designate from time to time.

   12. The Borrower agrees to indemnify Bank for, and hold Bank harmless from, any present or future claim or liability for any registration charge or any stamp, excise or other similar taxes and any penalties or interest with respect thereto, which may be imposed by any jurisdiction in connection with this Note or enforcement thereof.

   13. (a) If any existing or future applicable law, regulation or directive, or any change therein or in the interpretation thereof, or compliance by the Bank with any request
(whether or not having the force of law) of any relevant central bank or other comparable agency, subjects the Bank to any tax of any king whatsoever with respect to this Note or changes the basis of taxation of payments to the Bank of principal, interest or any other amount payable hereunder (except for changes in the rate of any tax presently imposed on the Bank) or imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Bank which are not otherwise included in the determination of the
Eurokroner rate, or imposes on the Bank any other condition with respect to the eurocurrency market, this Note or the Advances evidenced hereby, and the result of any of the foregoing is to increase the cost to the Bank of maintaining
Advances or credit
hereunder or to reduce any amount receivable in respect thereof, then the Borrower agrees to pay to the Bank, upon demand, additional amounts which will compensate the Bank for such






























                       78

increased cost or reduced amount receivable as determined by the Bank with respect to this
Note. The Bank's certificate as to any additional amounts payable pursuant to the preceding sentence shall be conclusive as to the amounts due in the absence of manifest error or protest of any such payment by the Borrower.

      (b) If after the date hereof, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) or any such authority, central bank or agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance
(taking into consideration
the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. The Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this Paragraph 13(b).

   14. The Borrower agrees to pay all of the Bank's costs and out-of-pocket expenses
(including, without limitation, reasonable fees and disbursements of counsel) arising in connection with the enforcement of, and preservation of rights under, this Note.

   15. The Borrower agrees to indemnify the Bank for, and to hold the Bank harmless from, any loss or expense which the Bank may sustain or incur as a consequence of the default by the Borrower in payment of the principal amount of, or interest on, this Note, including any interest payment by the Bank to lenders of funds borrowed by it in order to make or maintain the loan evidenced hereby. This covenant shall survive payment of this Note.

   16. Upon the occurrence, with respect to any Borrower, or any endorser or guarantor of the Note, of any of the following: default in payment of this Note or any other monetary obligation of any nature or description to Bank (collectively the "Obligations"); calling a meeting of any creditors; filing of a voluntary or involuntary petition under the Federal
Bankruptcy Code which, in the case of an involuntary petition, is not dismissed, discharged or bonded within 60 days; insolvency; failure to pay or remit any tax when assessed or due unless contested in good faith and by appropriate proceedings;
dissolution; suspension or
liquidation of usual business; failing to furnish financial information to the Bank or to permit inspection of books or records by the Bank; making any misrepresentations to the
Bank in obtaining credit; or, in the Bank's opinion, material impairment of financial responsibility of any of them; then the Obligations shall be due and payable immediately without notice or demand.




























                       79


   17. The Bank shall have a continuing right of set-off on deposits (general and special) and credits with Bank of every Borrower and endorser, and may apply all or part of same to the Obligations (whether contingent or unmatured), at any time or times, without notice.

   18. The Borrower hereby irrevocably (a) submits, in any legal proceeding relating to this Note, to the non-exclusive in personam jurisdiction of any state or United States court of competent jurisdiction sitting in the State of New York and agrees to suit being brought in any such court, (b) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by telex, to the Borrower at the following address:

         JBL, Incorporated
         8500 Balboa Boulevard
         Northridge, CA 91329

and (c) agrees that nothing contained herein shall affect the Bank's right to effect service of process in any other manner permitted by law.

   19. This Note shall be governed by and construed in accordance with the laws of the
State of New York.

                              JBL INCORPORATED

                              By: /s/ Bernard A. Girod
                              Title:_President____________













































                                             80

                                         SCHEDULE A

                                          ADVANCES

                                              Interest  Amount of
  Unpaid
 Date of     Name of    Amount of   Maturity  Rate Per  Principal
 Principal Notation
Principal   Borrower     Advance      Date     Annum       Paid
 Balance    Made By





























































                       81
